Adient – INTERNAL Adient Sustainability Bank of America 2023 Global Auto Summit Exhibit 99.1

Adient – INTERNAL Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient’s expectations for its deleveraging activities, the timing, benefits and outcomes of those activities, as well as its future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, market position, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward- looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the Ukraine conflict and COVID lockdowns in China and their impact on regional and global economies and additional pressure on supply chains and vehicle production, the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties, the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on Adient and its customers, suppliers, joint venture partners and other parties, work stoppages, including due to supply chain disruptions and similar events, energy and commodity availability and prices, the company’s ability and timing of customer recoveries for increased input costs, the availability of raw materials and component products (including components required by our customers for the manufacture of vehicles (i.e., semiconductors)), whether deleveraging activities may yield additional value for shareholders at all or on the same or different terms as those described herein, the ability of Adient to execute its turnaround plan, automotive vehicle production levels, mix and schedules, as well as our concentration of exposure to certain automotive manufacturers, the ability of Adient to effectively launch new business at forecast and profitable levels, the ability of Adient to meet debt service requirements, the terms of future financing, the impact of tax reform legislation, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations, general economic and business conditions, the strength of the U.S. or other economies, shifts in market shares among vehicles, vehicle segments or away from vehicles on which Adient has significant content, changes in consumer demand, global climate change and related emphasis on ESG matters by various stakeholders, the ability of Adient to achieve its ESG-related goals, currency exchange rates and cancellation of or changes to commercial arrangements, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 22, 2022, Quarterly Report on Form 10-Q for the Quarterly Period ended December 31, 2022, filed with the SEC on February 7, 2023, and in subsequent reports filed with or furnished to the SEC, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward- looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document. In addition, this document includes certain projections provided by Adient with respect to the anticipated future performance of Adient’s businesses. Such projections reflect various assumptions of Adient’s management concerning the future performance of Adient’s businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions, or the projections based thereon. This document also contains non-GAAP financial information because Adient’s management believes it may assist investors in evaluating Adient’s on-going operations. Adient believes these non-GAAP disclosures provide important supplemental information to management and investors regarding financial and business trends relating to Adient’s financial condition and results of operations. Investors should not consider these non-GAAP measures as alternatives to the related GAAP measures. Non-GAAP measures include Adjusted EBIT, Adjusted EBITDA, Adjusted net income, Adjusted effective tax rate, Adjusted earnings per share, Adjusted equity income, Adjusted interest expense, Free cash flow and Net debt. For further detail and reconciliations to their closest GAAP equivalents, please see the appendix. Reconciliations of non-GAAP measures related to FY2023 guidance have not been provided due to the unreasonable efforts it would take to provide such reconciliations. Important Information Bank of America 2023 Global Auto Summit 2April 4, 2023

Adient – INTERNAL Adient’s commitment to sustainability Adient is committed to long-term sustainable transformation, which will continue to influence both our products and our operations. Our goal is not only to drive environmental change by lessening the impact our business has on the planet, but also to focus on social and economic change. April 4, 2023Bank of America 2023 Global Auto Summit 3 Six strategic priorities will drive our forward progress:  Climate Action and Natural Resources: Improve energy efficiency in our operations, reduce the carbon footprint of our finished products, and develop processes that protect our planet’s natural resources.  As part of a routine evaluation of the ever-changing market landscape to ensure our targets are both ambitious and achievable, the company today refined its timeline for attaining its goal of attributing 100% of the electricity needed to power its facilities worldwide to renewable sources by 2035 (87% by 2030) -- consistent with our recently validated SBTi targets.  Sustainable Materials and Circular Economy: Identify materials and manufacturing methods that minimize our environmental impact and promote a circular approach to product development.  Human Rights: Uphold human rights, eliminate harassment and discrimination in all its forms, and ensure our suppliers abide by these same values.  Diversity, Equity and Inclusion: Promote a culture of inclusion that celebrates the diversity of our employees, suppliers and customers, and empowers them to always act with integrity.  Health and Safety at Work: Protect the mental and physical health, safety and overall well-being of our employees, customers, suppliers and any other individuals using our premises.  Corporate Governance: Implement and oversee robust corporate ESG policies, practices and processes, and operate our business ethically and in accordance with applicable laws and regulations.

Adient – INTERNAL Helping our customers meet their ESG goals To advance environmental sustainability at Adient, we have created four cross-functional teams to shape our processes and mindset: Sustainable Manufacturing Define a clear path to achieve resource efficient production processes on all manufacturing locations of Adient Sustainable Product Design Develop sustainable products by using innovative materials, manufacturing processes and optimizing the use of resources Sustainable Supply Chain Cooperate with suppliers to increase transparency and to enhance resource efficiency across the entire value chain Employee Engagement Engage all employees in day-to-day corporate sustainability efforts to transform corporate sustainability goals to reality Data driven tools and processes to measure, track and use information to target areas of improvement; uses CI (continuous improvement) best practices as a read across to all plants and regions for reductions; including developing the company’s renewable electricity plan. Product Carbon Footprint Tool used to approach product design to identify and integrate materials and manufacturing methods that minimize environmental impact and promote a circular economy. Sustainable seating solutions include the award-winning UltraThin seat. Deforestation policy established to better understand commodities including cattle products, timber-based packaging, soy and palm oil products. Supplier due diligence process established to understand tier 2+ ESG maturity. And supplier diversity activities include $7.5B of spend with diverse-owned suppliers since becoming Adient in 2016. Thirteen Business Resource Groups established to engage, retain and develop employees through personal development, peer support/ mentorship, and senior leadership integration. Regional DE&I councils further promote a diverse and inclusive culture. April 4, 2023Bank of America 2023 Global Auto Summit 4 OUR GOALS: Respond to the demand from our customers Have a positive impact on our communities Protect shareholder value Engage employees at all levels

Adient – INTERNAL We are proactive. > We identify trends in Sustainability > We anticipate impact from upcoming legislation and OEM requirements > We align our activities with our customers’ expectations and goals > We are lean and pragmatic in our approach to product design, focusing on the doable activities with the biggest impact > We base our targets and actions on data 5 Let’s talk product -- proactive and holistic approach to sustainable product design We are holistic. April 4, 2023Bank of America 2023 Global Auto Summit

Driving forward with focus on sustainable solutions



Shell Foam™: Adient is ready to answer the call for slim and lightweight seating solutions used in micro cars and electric vehicles



Leather Alternatives: Virtually all OEMs are working to reduce or eliminate leather content to improve sustainability, increase quality, and reduce cost. We are working with customers on plant-based and recycled alternatives, assessing their sustainability impact, cost and fit with customer requirements



UltraThin: A new, unique seat construction of thermoplastic elastomer (TPE) panels that offers a high level of comfort and support, creating significant space savings, component consolidation and overall mass reductions

Soft Back Panel: This lightweight technology offers estimated mass reduction of up to 2kg per car set, using 70% recycled materials while also offering an enhanced luxury feel and improved second row knee clearance



H2 Green Steel: The steel company will supply fossil-free steel with a low carbon footprint from 2026 on for use Adient's metal products, driving emissions reduction in the material with the most significant CO_2e



Bank of America 2023 Global Auto Summit Adient – INTERNAL April 4, 2023 6

Adient – INTERNAL 7Bank of America 2023 Global Auto Summit Adient CO2 Abatement Cost Curve C O 2 -r ed u ce d C o ld C u re -16.8 -5.0 -0.4 -0.1 0.0 0.1 0.2 1.4 P la st ic s: M ax R ec yc lin g G re en S te el * So u n d -I n -S ea t St ru ct u re s: M ax R ec yc lin g So ft B ac k Pa n el Sh el l F o am So ft S id e V al an ce Vehicle cost impact $/Seat, OEM perspective Vehicle CO2 reduction Kg / seat Baseline = ~100kg 10 30 60 > Solutions available to reduce CO2 content from 97kg to 52kg CO2e / seat > Main CO2 levers are steel recycling and Green Steel with 12kg each > Overall cost impact is favorable > Main cost contributor is Adient “Sound In Seat“ solution which enables replacement of mid-range audio system by a much smaller system integrated into the headrest > Significant contribution from Adient product leadership, e.g., Sound-In-Seat, Green Steel, Soft Back Panel, Shell Foam, etc. > Certain factors vary depending on region, vehicle baseline (e.g., basic audio system vs. high-end), year, market environment (price of recycled plastics) 20 50 * Green Steel: 25kg abatement potential vs non-recycled steel / 12.5kg vs recycled steel April 4, 2023

UltraThin™ delivers functionality and sustainability



- ↓ 30% Overall Seat Size
- ↓ 45mm Cushion Height
- ↓ 14% Overall Mass
- ↓ 5% Assembly Labor
- ↑ Best in class Comfort
- ↓ 10% Seat Part Count
- ↑ 8% Sustainability Score
- = Cost

UltraThin is a multi-function thermoplastic elastomer (TPE) panel that provides thin profile and a high level of comfort

When optimized with the structure the combination is saving:

> **40-60mm in overall package thickness; reduces block height**
> **25.54 KgCO_2 reduction (12.77%)**
> **2-3 kg mass reduction**

UltraThin seat solutions enable OEMs the flexibility to increase battery size by up to 10%, allowing for more BEV range [1]



Section through cushion
UltraThin
conventional



1 - Management estimate based on average battery size and reduced block height

Bank of America 2023 Global Auto Summit
Adient – INTERNAL
April 4, 2023
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Adient – INTERNAL Adient’s sustainable product solutions allow us to develop products using innovative materials, manufacturing processes and optimizing the use of resources. > Procure sustainable materials > Drive emission reductions in steel, plastics, and foam components > Set supplier renewability targets > Implement energy efficiency programs > Reduce and recycle waste > Optimize logistics and use green transport The benefits go beyond sustainability > Mass reduction / light-weighting offers OEMs greater range in BEV vehicles > Cost save in eliminating certain leather materials in favor of less expensive alternatives > VAVE cost optimized solutions bring sustainability and cost efficiency together Bank of America 2023 Global Auto Summit 9 Sustainable product solutions provide a win-win result Adient’s sustainable product solutions provide a significant environmental benefit with cost efficiency in mind. April 4, 2023

Customers and industry react -- (green) thumbs up

ADIENT

Sustainability Recognition

> Innovation in Intelligence Automation Award
> ÖKOPROFIT® Siegerland 2021/2022 Environmental Certificate
> Volvo APAC Sustainability Award
> Innovation Industry 4.0 CAAR Award
> "Green Industry" certification - Adient Saltillo
> **Future of Lightweighting runner up - 2022 Altair Enlighten Awards**


ALTAIR
THE 2022
ALTAIR ENLIGHTEN AWARD
RUNNER-UP
GREAT MINDS
THINK LIGHT.





Customer Response

> Customers rate sustainability as a top priority and are setting supplier targets to achieve their own ambitious carbon neutral targets, including more granular and rigorous product sustainability requirements including bio-content, recycling content and CO_2 intensity targets
> Our value continues to resonate with our customers and suppliers through workshop, innovation, and benchmarking activities – more than 100 events scheduled globally in Q1 and Q2 FY23
> The innovation we are bringing to customers is bearing fruit:
> > Currently in production on product that includes soft back panel technology
> > We have joint development agreements with customers on UltraThin products, leather alternatives, foamless mesh seat concept
> > One of two suppliers globally to bring sculpted soft trim to the market

Bank of America 2023 Global Auto Summit
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April 4, 2023
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Adient actions aligned with customers sustainability expectations

		Customer Feedback Product Sustainability Areas of Interest	Adient Activities
Complete Seat		> Design for disassembly / recycling > Mono-material design > Sustainable materials supply chain security > Life-cycle assessment	Cooperation project with **vehicle dismantling** company **Soft back panel/soft side valance** **X-functional Workgroup** being established in June **Adient Product Carbon Footprint Tool** rolled out in Jun´22
Structures		> Light-weight design > Green steel / CO2 reduced steel > Maximized scrap content in steel	**Topology optimization**, application of **high-strength steel** **Green steel partnerships** Steel from **electric arc furnace** enabling higher scrap content
Plastics		> Recycled plastics – maximized ratio of secondary material > Bio plastics	Currently achieving ratios of **up to 55% for visible** and **~70% for non-visible parts** in current Phase 2-5 programs **Research project "BeBio2"** on long-term durability and aging behavior of bio plastics
Trim		> Sustainable leather & textile alternatives > Sustainable backing materials	Investigating sustainable leather alternatives (**plant-based** leather and **recycled composite leather**) Market overview on suppliers' current development activities to **decarbonize materials** for trim cover components
Foam	 	> Increase circularity > Foam alternatives > Foamless seat options	Research & development **activities with suppliers** to maximize **recycling content and/or bio content** **"Disruptive seat"** innovation project

Bank of America 2023 Global Auto Summit
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April 4, 2023
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Adient – INTERNAL Thank you. 12